EXHIBIT 32

                  CERTIFICATION OF CHEIF EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-Q of Metabolic Research, Inc. for the period ended, March 31, 2008, (the "Report") I, David P. Summers, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monumental Marketing, Inc.


Date: May 14, 2008                  /s/ David  P. Summers
                             -------------------------------------------
                                        David P. Summers
                                           President
                                    Chief Executive Officer